UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01766
Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2013 – September 30, 2014
Item 1: Reports to Shareholders

Annual Report | September 30, 2014

Vanguard Wellesley® Income Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangement.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2014

Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	9.54%
Admiral™ Shares	9.64
Wellesley Income Composite Index	10.13
Mixed-Asset Target Allocation Conservative Funds Average	6.34
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2013, Through September 30, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$24.82	$25.65	$0.793	$0.679
Admiral Shares	60.12	62.14	1.967	1.646

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2014, Vanguard Wellesley Income Fund returned almost 10%. It finished behind its benchmark, the Wellesley Income Composite Index, but significantly ahead of the average return of its peers.

Despite recent volatility both domestically and internationally, the broad U.S. stock and bond markets posted positive results for the 12 months. In this environment, the equity portion of your fund notched gains in nine out of ten market sectors. Stocks in the health care, information technology, and financial sectors helped most. The fund’s fixed income portfolio also fared well; the advisor’s selection among corporate bonds contributed most to returns.

On September 30, the fund’s 30-day SEC yield was 2.59% for Investor Shares and 2.66% for Admiral Shares, down from 2.75% for Investor Shares and 2.82% for Admiral Shares 12 months earlier.

Brief patchiness for stocks didn’t hinder solid returns
The broad U.S. stock market managed a robust return of nearly 18% for the fiscal year ended September 30, despite stumbling in two of the final three months Generally strong corporate profits and progress in the U.S. economy carried the markets through most of the period. High stock valuations, international tensions, the unsettled global economy, and the Federal Reserve’s gradual shift from its accommodative policies weighed on more recent results.

Over the period’s final months, the performance gap between U.S. and international stocks widened amid tensions in the Middle East and Ukraine, China’s slower growth, and Europe’s slumping economy. International stocks returned about 5%. Emerging markets returned more than 6%, ahead of developed European markets; weakness in Japan weighed on the developed Pacific region.

Bonds bounced back strongly despite their recent pause
Bond returns, which were surprisingly robust through most of the fiscal year, also met resistance late in the period. Still, the broad U.S. taxable bond market returned 3.96%, a significant recovery from its negative outcome a year ago.

Since January, the Fed has pared back its bond-buying program, with the aim of ending it in October. For most of the fiscal year, interest rates did not rise as analysts had predicted. The yield of the 10-year U.S. Treasury note ended September at 2.48%, down from 2.63% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 7.93%, benefited from the broad market rally and a limited supply of new issues.

In the wake of this advance for U.S. taxable and tax-exempt bonds, it’s worth remembering that the current low yields imply lower future returns. As yields drop, the scope for further declines—and increases in prices—diminishes.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.01%	23.23%	15.90%
Russell 2000 Index (Small-caps)	3.93	21.26	14.29
Russell 3000 Index (Broad U.S. market)	17.76	23.08	15.78
FTSE All-World ex US Index (International)	5.11	12.12	6.31

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.96%	2.43%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.93	4.56	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.61%	1.96%

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –0.81% after sinking in September.

Money market funds and savings accounts posted negligible returns, as the Fed kept its target for short-term interest rates to 0%–0.25%.

The fund notched solid results but trailed its benchmark index
Balanced funds typically offer a higher allocation to stocks, but Wellesley Income Fund is distinctive: It holds about 60% to 65% of assets in bonds and the remaining 35% to 40% in stocks. For more than 40 years, the fund has sought to offer investors long-term income growth, a high and sustainable level of current income, and moderate long-term capital appreciation.

In order to achieve these goals, the fund’s advisor, Wellington Management Company, llp, focuses its stock holdings on companies that have historically paid above-average dividends or are expected to boost dividends over time. For the fund’s fixed income portfolio, the advisor selects investment-grade bonds, mostly corporate issues, that it expects will generate a reasonable level of current income.

For the fiscal year, the fund’s stock portfolio returned 16.42%, trailing the return of its equity benchmark, the FTSE High-Dividend Yield Index, which returned

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.25%	0.18%	0.88%

The fund expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the fund’s expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

19.02%. As I mentioned, stocks of health care, technology, and financial companies added most to the fund’s overall performance. Together, these three sectors were responsible for more than half of the equity portfolio’s return.

Despite adding to overall results, the fund’s technology holdings hurt its performance relative to the benchmark. The advisor’s decision not to hold stocks of computer hardware companies resulted in missed opportunities, as companies selling tablet computers and smartphones did well.

As stated earlier, the U.S. bond market turned in a solid performance for the period. The fund’s fixed income holdings returned 5.61%, slightly better than its benchmark, the Barclays U.S. Credit A or Better Bond Index, which returned 5.46%. The difference can be attributed mostly to the advisor’s corporate bond selections, especially among industrial companies.

For more on the fund’s positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

Your fund continued to deliver competitive long-term results
Wellesley Income Fund continued to produce impressive long-term results. For the decade ended September 30, it posted an average annual return of 7.32%, higher than those of its composite index (+6.67%) and peer group (+4.60%).

Total Returns
Ten Years Ended September 30, 2014
Average
Annual Return
Wellesley Income Fund Investor Shares	7.32%
Wellesley Income Composite Index	6.67
Mixed-Asset Target Allocation Conservative Funds Average	4.60
For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

This performance is especially impressive when you consider the extreme volatility that the fund had to contend with, including the worst global recession since the Great Depression.

The fund’s admirable track record is a credit to the experience and talent of its advisor, Wellington, which has managed the fund since its inception in 1970. Wellington’s efforts have been aided by the fund’s low costs, which allow investors to keep more of the return on their investment.

High costs don’t equal strong fund performance
Speaking of costs, as a Vanguard investor, you probably realize that the adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/ research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2014

Advisor’s Report

Vanguard Wellesley Income Fund returned 9.54% for Investor Shares and 9.64% for Admiral Shares in the 12 months ended September 30, 2014. The composite benchmark, which is weighted 65% Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 10.13%.

The investment environment
Stock markets in the United States and abroad posted solid returns for the fiscal year. The S&P 500 Index was up 19.73%, the MSCI World Index returned 12.80%, and the MSCI EAFE Index gained 4.25%. In the United States, large- and mid-capitalization stocks generally performed better than smaller-caps.

The broad fixed income market also rose, and the Barclays U.S. Aggregate Bond Index returned 3.96%. The higher-quality corporate bond market returned 5.46% as measured by the Barclays U.S. Credit A or Better Bond Index.

Bond market volatility was elevated in early 2014, when the Federal Reserve’s discussion of tapering its asset purchases increased the amplitude of investors’ responses to new economic information. Severe weather in many parts of the country this past winter slowed activity and left the underlying growth trends in question. This led to a tempering of higher rate expectations and an ensuing decline in U.S. rates. The yield on the 10-year U.S. Treasury note fell, ending the period at 2.48% compared with 2.63% one year ago.

The fund’s successes
The fixed income portion of the Wellesley Income Fund generated a positive absolute return and finished ahead of its high-quality corporate benchmark, the Barclays U.S. Credit A or Better Bond Index. Security selection in corporates, especially in industrials, drove the outperformance. Bond holdings issued by communications companies and consumer non-cyclicals did particularly well relative to their benchmark counterparts.

In the stock portfolio, security selection within financials, utilities, and health care contributed to relative returns, as did an underweight to the consumer discretionary sector. In financials, a position in Marsh & McLennan boosted results when improvements in the firm’s consulting practice led to strong earnings and better-than-expected margin expansion.

In utilities, a position in National Grid outperformed. The company posted solid earnings driven by strong performance in the U.K. networks, especially intercon-nectors and gas distribution. In health care, shares of AstraZeneca and Merck rose as investors continued to gain confidence in their robust pipelines, especially those involving potentially game-changing immuno-oncology and targeted cancer therapies.

The fund’s shortfalls
The fund’s stock holdings lagged, underperforming the equity benchmark’s return by about 2.5 percentage points.

The industrial and information technology sectors detracted most from relative performance.

In industrials, holdings in Eaton, Schneider Electric, and Stanley Black & Decker hurt relative results. Capital goods makers Eaton and Schneider Electric moved lower as slower global growth led to lowered guidance by Eaton and weaker-than-expected organic growth for Schneider Electric.

Shares of Stanley Black & Decker under-performed after the company reported revenues that fell shy of consensus estimates and provided disappointing guidance. Although the company has made some progress in restructuring, developments have not been as favorable as we would like, and we eliminated the stock in favor of other opportunities. In information technology, relative returns were hurt by positions in Analog Devices and Maxim Integrated and by a lack of holdings in Apple.

Selection in taxable municipal revenue bonds hindered the fixed income portfolio’s relative performance. Short duration positioning also detracted as yields fell.

The fund’s positioning
Our allocation to U.S. government securities rose slightly during the period, partially as an indirect result of the rising equity market. When the funds’ stocks appreciate, we rebalance by trimming back equity exposure and redeploying the proceeds to bonds. Often—at least initially—we move them into the U.S. Treasury market because of its depth and accompanying superior liquidity.

We believe the bond portion of the fund is positioned for continued growth in the U.S. economic cycle along with a cyclical upturn in interest rates as the Fed withdraws from its quantitative easing (QE) policies. Therefore, our corporate bond beta is higher than the benchmark’s and our duration lower.

At the same time, exogenous forces can greatly affect capital markets. In particular, QE programs in Europe and Japan; global tensions in Ukraine, the Middle East, and the South China Sea; and rising credit concerns in South America present risks we should not ignore.

In addition to the securities’ being extremely liquid, our increased exposure to U.S. Treasury notes will provide a degree of downside protection should the economic cycle take an unfavorable turn. We also have and expect to maintain a substantial out-of-benchmark allocation to agency mortgage-backed securities (MBS), which offer attractive risk-adjusted yields and much better liquidity than corporate bonds.

The equity outlook has become more challenging because of slowing economic growth in international markets, rising geopolitical risks, and uncertainties pertaining to QE’s unwinding. International economies have slowed in both developed and emerging markets. As well as those mentioned above, geopolitical concerns include rising terrorism, cyber threats, and Ebola risks. International markets have weakened with these developments, but the U.S. markets have remained resilient despite elevated valuations.

In the United States, we believe economic growth will settle into a 2.5% to 3% range. The private sector has maintained this rate for the past few years but has been somewhat slowed by declining government stimulus. As this dissipates, underlying growth should become more apparent. We remain encouraged by steady employment gains, strong auto sales, and rising capital spending plans. Wage increases have been muted, but we are at the point in the economic cycle where we expect to see better growth emerge. We remain optimistic, although U.S. economic activity may be hindered by slowing global economies and the stronger dollar.

International growth has been disappointing. European economic growth has been moderating: Germany has slowed, Italy is in a recession, and France is essentially in recession. The United Kingdom remains resilient, but prospects of rising interest rates may begin to dampen economic activity. Emerging markets have slowed, with Brazil in recession, Russia likely falling into recession, and a slowdown in China. The Chinese government has taken steps to stabilize the economy, but uncertainties remain about their effectiveness.

At the end of the period, the equity portfolio’s largest overweight sector positions were in health care and financials. The biggest underweights were in information technology and consumer discretionary. This positioning has not changed substantially since our semiannual letter to shareholders in March.

Significant equity purchases during the past 12 months included BCE, Duke Energy, Eli Lilly, and MetLife. We added to our positions in ExxonMobil and Verizon Communications. We eliminated our holdings in International Paper because of eroding fundamentals and our stakes in NextEra Energy and Linear Technology as they reached our target price. We also trimmed our positions in Marsh & McLennan and Royal Dutch Shell.

Respectfully,

John C. Keogh, Senior Vice President and
Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Vice President and
Equity Portfolio Manager

Wellington Management Company, llp

October 14, 2014

Wellesley Income Fund

Fund Profile
As of September 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.25%	0.18%
30-Day SEC Yield	2.59%	2.66%

Equity and Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	61	391	3,768
Median Market Cap	$105.2B	$141.1B	$51.1B
Price/Earnings Ratio	16.9x	16.6x	20.5x
Price/Book Ratio	2.6x	2.6x	2.6x
Return on Equity	19.8%	21.4%	17.8%
Earnings Growth
Rate	11.6%	12.9%	15.2%
Dividend Yield	3.3%	3.1%	1.9%
Foreign Holdings	6.4%	0.0%	0.0%
Turnover Rate	109%	—	—
Short-Term Reserves	0.2%	—	—

Fixed Income Characteristics

		Barclays
		Credit	Barclays
		A or	Aggregate
		Better	Bond
	Fund	Index	Index

Number of Bonds	775	3,135	8,908

Yield to Maturity
(before expenses)	2.7%	2.6%	2.4%

Average Coupon	3.8%	3.8%	3.3%

Average Duration	6.3 years	6.6 years	5.6 years

Average Effective
Maturity	9.2 years	9.4 years	7.7 years

Total Fund Volatility Measures
		DJ
	Wellesley U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.98	0.62
Beta	1.01	0.32
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Microsoft Corp.	Systems Software	4.5%
Wells Fargo & Co.	Diversified Banks	4.3
Merck & Co. Inc.	Pharmaceuticals	4.2
Johnson & Johnson	Pharmaceuticals	4.1
Chevron Corp.	Integrated Oil & Gas	3.9
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	3.6
JPMorgan Chase & Co.	Diversified Banks	3.5
Exxon Mobil Corp.	Integrated Oil & Gas	3.4
Kraft Foods Group Inc.	Packaged Foods &
	Meats	3.1
General Electric Co.	Industrial
	Conglomerates	2.8
Top Ten		37.4%
Top Ten as % of Total Net Assets		14.3%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2014, the expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares.

Wellesley Income Fund

Distribution by Credit Quality (% of fixed income portfolio)
U.S. Government	21.1%
Aaa	5.6
Aa	13.6
A	43.9
Baa	15.8
Credit-quality ratings are obtained from Barclays and are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	3.7%	5.4%	12.5%
Consumer Staples	14.0	13.7	8.3
Energy	11.4	11.4	9.1
Financials	15.4	12.3	17.4
Health Care	17.4	11.2	13.5
Industrials	10.6	11.1	11.2
Information
Technology	12.5	18.6	19.0
Materials	3.7	4.1	3.8
Telecommunication
Services	5.3	5.1	2.2
Utilities	6.0	7.1	3.0

Sector Diversification (% of fixed income portfolio)

Asset-Backed	4.3%
Commercial Mortgage-Backed	0.5
Finance	27.3
Foreign	2.3
Government Mortgage-Backed	7.1
Industrial	35.8
Treasury/Agency	13.6
Utilities	4.1
Other	5.0
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2004, Through September 30, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Wellesley Income Fund Investor
	Shares	9.54%	9.69%	7.32%	$20,277
••••••••	Wellesley Income Composite Index	10.13	9.16	6.67	19,068
– – – –	Mixed-Asset Target Allocation
	Conservative Funds Average	6.34	6.67	4.60	15,680
- - - - - -	Barclays U.S. Aggregate Bond Index	3.96	4.12	4.62	15,712
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	17.69	15.84	8.59	22,805
For a benchmark description, see the Glossary. Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellesley Income Fund Admiral Shares	9.64%	9.76%	7.42%	$102,245
Wellesley Income Composite Index	10.13	9.16	6.67	95,338
Barclays U.S. Aggregate Bond Index	3.96	4.12	4.62	78,558
Dow Jones U.S. Total Stock Market Float
Adjusted Index	17.69	15.84	8.59	114,024

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Fiscal-Year Total Returns (%): September 30, 2004, Through September 30, 2014

Wellesley Income Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.375%	9/30/18	616,100	612,348	1.6%
	United States Treasury Note/Bond	2.875%	5/15/43	569,560	533,609	1.4%
	United States Treasury Note/Bond	0.500%	7/31/16	454,000	454,000	1.1%
1	United States Treasury Note/Bond	1.500%	6/30/16	314,200	319,749	0.8%
	United States Treasury Note/Bond	0.250%	11/30/15	260,000	260,161	0.7%
	United States Treasury Note/Bond	0.375%	5/31/16	210,000	209,771	0.5%
	United States
	Treasury Note/Bond	0.250%–3.625%	9/30/15–5/15/44	601,379	610,249	1.6%
					2,999,887	7.7%

Agency Notes †					133,384	0.3%

Conventional Mortgage-Backed Securities
[2,3]	Fannie Mae Pool	4.500%	8/1/40	177,000	191,321	0.5%
[2,3]	Fannie Mae Pool	4.500%	9/1/40	156,000	168,622	0.4%
	Conventional Mortgage-
	Backed Securities—Other †				1,281,925	3.3%
					1,641,868	4.2%

Nonconventional Mortgage-Backed Securities †					105,582	0.3%
Total U.S. Government and Agency Obligations (Cost $4,796,295)					4,880,721	12.5%
Asset-Backed/Commercial Mortgage-Backed Securities
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.920%	5/10/45	12,360	13,024	0.0%
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	15,090	15,965	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
3 Bear Stearns Commercial
Mortgage Securities Trust
2006-PWR13	5.540%	9/11/41	8,603	9,146	0.0%
3 Merrill Lynch Mortgage Trust
2006-C1	5.862%	5/12/39	10,965	11,621	0.0%
3 Morgan Stanley Capital I Trust
2005-HQ6	4.989%	8/13/42	10,000	10,176	0.0%
4 Asset-Backed/Commercial Mortgage-Backed Securities—Other †				919,916	2.4%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $979,128)				979,848	2.5%
Corporate Bonds
Finance
Banking
Bank of America Corp.	3.300%–6.875%	3/17/16–4/1/44	396,745	429,134	1.1%
Bank One Corp.	7.750%	7/15/25	25,000	32,367	0.1%
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,289	0.0%
Citigroup Inc.	1.750%–8.500%	1/15/15–5/6/44	374,486	407,012	1.0%
Goldman Sachs Group Inc.	2.900%–7.500%	2/7/16–7/8/44	399,675	446,502	1.2%
JPMorgan Chase & Co.	2.000%–6.300%	8/15/17–8/16/43	354,540	383,162	1.0%
Morgan Stanley	2.125%–7.300%	7/24/15–4/1/32	385,075	422,684	1.1%
Synchrony Financial	3.000%	8/15/19	8,570	8,591	0.0%
Wachovia Bank NA	4.800%	11/1/14	19,640	19,707	0.1%
Wachovia Corp.	5.750%–6.605%	2/1/18–10/1/25	24,500	29,005	0.1%
Wells Fargo & Co.	2.625%–5.625%	10/1/14–1/15/44	350,680	367,886	0.9%
4 Banking—Other †				2,192,567	5.6%
Brokerage †				7,523	0.0%
Finance Companies (1.2%)
General Electric Capital
Corp.	3.100%–6.875%	2/11/21–1/10/39	378,661	438,718	1.2%

4 Insurance †				939,747	2.4%
4 Real Estate Investment Trusts †				152,999	0.4%
				6,294,893	16.2%
Industrial
Basic Industry †				254,313	0.7%
Capital Goods
Eaton Corp.	5.300%–6.500%	3/15/17–6/1/25	30,000	33,903	0.1%
General Electric Co.	2.700%–4.125%	10/9/22–10/9/42	21,940	21,454	0.1%
4 Capital Goods—Other †				524,300	1.3%
Communication
AT&T Inc.	1.400%–6.550%	8/15/15–8/15/41	289,095	312,453	0.8%
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	31,379	0.1%
Verizon Communications
Inc.	3.000%–6.550%	4/1/16–9/15/43	285,210	321,081	0.8%
Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,341	0.0%
Verizon Virginia LLC	7.875%	1/15/22	16,000	19,878	0.1%
4 Communication—Other †				1,259,554	3.2%
4 Consumer Cyclical †				1,216,072	3.1%
Consumer Noncyclical
Johnson & Johnson	6.730%	11/15/23	15,000	19,413	0.1%
Kraft Foods Group Inc.	2.250%–3.500%	6/5/17–6/6/22	46,820	47,494	0.1%
Merck & Co. Inc.	1.300%–4.150%	5/18/18–5/18/43	94,670	95,516	0.2%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Merck Sharp &
Dohme Corp.	5.000%	6/30/19	18,000	20,286	0.1%
Pfizer Inc.	3.000%–6.200%	3/15/19–6/15/23	63,750	68,128	0.2%
Philip Morris
International Inc.	2.500%–4.500%	3/26/20–8/21/42	99,740	99,935	0.3%
4 Roche Holdings Inc.	2.875%–6.000%	3/1/19–9/29/21	47,504	50,869	0.1%
Wyeth LLC	5.950%	4/1/37	15,000	18,192	0.0%
4 Consumer Noncyclical—Other †				2,311,453	5.9%
Energy
Chevron Corp.	3.191%	6/24/23	42,875	43,189	0.1%
Texaco Capital Inc.	8.625%	4/1/32	25,000	38,800	0.1%
4 Energy—Other †				650,017	1.7%
4 Other Industrial †				71,310	0.2%
Technology
Intel Corp.	3.300%	10/1/21	10,000	10,287	0.0%
Microsoft Corp.	3.000%–4.500%	10/1/20–10/1/40	41,710	43,450	0.1%
Technology—Other †				408,059	1.1%
4 Transportation †				251,099	0.6%
				8,260,225	21.2%
Utilities (2.4%)
4 Electric †				945,404	2.4%
Total Corporate Bonds (Cost $14,664,631)				15,500,522	39.8%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $502,415) †				521,253	1.3%
Taxable Municipal Bonds (Cost $987,165) †				1,147,057	2.9%

			Shares
Common Stocks
Consumer Discretionary
McDonald’s Corp.			2,540,220	240,838	0.6%
Consumer Discretionary—Other †				293,908	0.8%
				534,746	1.4%
Consumer Staples
Kraft Foods Group Inc.			8,065,086	454,871	1.2%
Philip Morris International Inc.			3,521,300	293,676	0.7%
Unilever NV			5,823,130	231,062	0.6%
Procter & Gamble Co.			2,417,060	202,405	0.5%
Sysco Corp.			5,162,140	195,903	0.5%
British American Tobacco plc			3,208,114	180,781	0.5%
Consumer Staples—Other †				493,084	1.3%
				2,051,782	5.3%
Energy
Chevron Corp.			4,811,360	574,091	1.5%
Exxon Mobil Corp.			5,319,370	500,287	1.3%
Royal Dutch Shell plc Class B			5,513,116	217,958	0.6%
ConocoPhillips			2,808,010	214,869	0.5%
Energy—Other †				165,923	0.4%
				1,673,128	4.3%
Financials
Wells Fargo & Co.			12,154,862	630,473	1.6%
JPMorgan Chase & Co.			8,413,150	506,808	1.3%

Wellesley Income Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
BlackRock Inc.	860,080	282,381	0.7%
M&T Bank Corp.	1,948,000	240,169	0.6%
Marsh & McLennan Cos. Inc.	3,285,930	171,986	0.5%
MetLife Inc.	2,845,600	152,866	0.4%
Financials—Other †		274,880	0.7%
		2,259,563	5.8%
Health Care
Merck & Co. Inc.	10,262,190	608,343	1.6%
Johnson & Johnson	5,697,430	607,289	1.5%
Pfizer Inc.	12,117,497	358,314	0.9%
Roche Holding AG	1,155,120	341,111	0.9%
Eli Lilly & Co.	2,890,000	187,416	0.5%
AstraZeneca plc ADR	2,471,160	176,540	0.4%
Bristol-Myers Squibb Co.	3,105,500	158,939	0.4%
Health Care—Other †		116,873	0.3%
		2,554,825	6.5%
Industrials
General Electric Co.	16,111,320	412,772	1.1%
Eaton Corp. plc	5,663,230	358,879	0.9%
Schneider Electric SE	2,503,900	192,107	0.5%
Lockheed Martin Corp.	930,350	170,049	0.4%
United Parcel Service Inc. Class B	1,678,550	164,985	0.4%
Waste Management Inc.	3,260,180	154,956	0.4%
Industrials—Other †		97,614	0.3%
		1,551,362	4.0%
Information Technology
Microsoft Corp.	14,071,690	652,364	1.7%
Intel Corp.	11,253,410	391,844	1.0%
Analog Devices Inc.	6,725,180	332,829	0.9%
Cisco Systems Inc.	9,843,320	247,756	0.6%
Information Technology—Other †		211,376	0.5%
		1,836,169	4.7%
Materials
Dow Chemical Co.	3,923,680	205,758	0.5%
EI du Pont de Nemours & Co.	2,628,650	188,632	0.5%
Materials—Other †		148,746	0.4%
		543,136	1.4%
Telecommunication Services
Verizon Communications Inc.	10,681,356	533,961	1.4%
BCE Inc.	3,927,500	167,943	0.4%
AT&T Inc.	2,059,085	72,562	0.2%
		774,466	2.0%
Utilities
National Grid plc	22,169,929	318,694	0.8%
Xcel Energy Inc.	6,097,960	185,378	0.5%
Northeast Utilities	3,748,460	166,057	0.4%
Duke Energy Corp.	2,220,000	165,989	0.4%
Utilities—Other †		34,856	0.1%
		870,974	2.2%
Total Common Stocks (Cost $10,264,301)		14,650,151	37.6%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 9/30/14, Repurchase
Value $26,700,000, collateralized
by Government National
Mortgage Assn. 1.625%–4.500%,
2/20/24–3/15/55, with a value
of $27,234,000)	0.001%	10/1/14	26,700	26,700	0.1%
Barclays Capital Inc. (Dated 9/30/14,
Repurchase Value $5,000,000,
collateralized by U.S. Treasury
Note/Bond 1.375%, 12/31/18,
with a value of $5,100,000)	0.010%	10/1/14	5,000	5,000	0.0%
Deutsche Bank Securities, Inc.
(Dated 9/30/14, Repurchase Value
$24,200,000, collateralized by
U.S. Treasury Note/Bond 2.000%–
2.8750%, 4/30/16–5/15/43,
with a value of $24,684,000)	0.010%	10/1/14	24,200	24,200	0.1%
HSBC Bank USA (Dated 9/30/14,
Repurchase Value $2,900,000,
collateralized by Federal National
Mortgage Assn. 5.000%, 8/1/44,
with a value of $2,961,000)	0.001%	10/1/14	2,900	2,900	0.0%
RBC Capital Markets LLC
(Dated 9/30/14, Repurchase Value
$3,500,000, collateralized by
Federal National Mortgage Assn.
1.839%, 8/1/43, and Federal
Home Loan Mortgage Corp.
4.000%, 6/1/44, with a value
of $3,570,000)	0.001%	10/1/14	3,500	3,500	0.0%
RBS Securities, Inc. (Dated 9/30/14,
Repurchase Value $5,300,000,
collateralized by U.S. Treasury
Note/Bond 1.000%, 3/31/17,
with a value of $5,407,000)	0.005%	10/1/14	5,300	5,300	0.0%
Total Temporary Cash Investments (Cost $67,600)				67,600	0.2%
Total Investments (Cost $32,261,535)				37,747,152	96.8%
Other Assets and Liabilities
Other Assets[5]				1,567,923	4.0%
Liabilities				(329,554)	(0.8%)
				1,238,369	3.2%
Net Assets				38,985,521	100.0%

Wellesley Income Fund

At September 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	32,943,040
Undistributed Net Investment Income	1,990
Accumulated Net Realized Gains	554,879
Unrealized Appreciation (Depreciation)
Investment Securities	5,485,617
Futures Contracts	831
Swap Contracts	(79)
Foreign Currencies	(757)
Net Assets	38,985,521

Investor Shares—Net Assets
Applicable to 461,143,949 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,829,998
Net Asset Value Per Share—Investor Shares	$25.65

Admiral Shares—Net Assets
Applicable to 436,981,082 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	27,155,523
Net Asset Value Per Share—Admiral Shares	$62.14

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $299,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate value of these securities was $2,912,132,000, representing 7.5% of net assets.
5 Cash of $5,681,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Dividends[1]	500,647
Interest	758,414
Securities Lending	2,019
Total Income	1,261,080
Expenses
Investment Advisory Fees—Note B
Basic Fee	16,276
Performance Adjustment	1,954
The Vanguard Group—Note C
Management and Administrative—Investor Shares	20,003
Management and Administrative—Admiral Shares	27,295
Marketing and Distribution—Investor Shares	2,488
Marketing and Distribution—Admiral Shares	3,785
Custodian Fees	400
Auditing Fees	32
Shareholders’ Reports—Investor Shares	229
Shareholders’ Reports—Admiral Shares	124
Trustees’ Fees and Expenses	62
Total Expenses	72,648
Net Investment Income	1,188,432
Realized Net Gain (Loss)
Investment Securities Sold	947,776
Futures Contracts	(87,606)
Swap Contracts	3,760
Foreign Currencies	395
Realized Net Gain (Loss)	864,325
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,223,193
Futures Contracts	26,249
Swap Contracts	(271)
Foreign Currencies	(1,877)
Change in Unrealized Appreciation (Depreciation)	1,247,294
Net Increase (Decrease) in Net Assets Resulting from Operations	3,300,051
1 Dividends are net of foreign withholding taxes of $6,189,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,188,432	1,037,171
Realized Net Gain (Loss)	864,325	972,091
Change in Unrealized Appreciation (Depreciation)	1,247,294	(58,585)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,300,051	1,950,677
Distributions
Net Investment Income
Investor Shares	(360,527)	(358,933)
Admiral Shares	(803,697)	(682,461)
Realized Capital Gain[1]
Investor Shares	(300,454)	(158,749)
Admiral Shares	(630,902)	(282,222)
Total Distributions	(2,095,580)	(1,482,365)
Capital Share Transactions
Investor Shares	(1,947)	(659,887)
Admiral Shares	3,646,638	1,851,294
Net Increase (Decrease) from Capital Share Transactions	3,644,691	1,191,407
Total Increase (Decrease)	4,849,162	1,659,719
Net Assets
Beginning of Period	34,136,359	32,476,640
End of Period[2]	38,985,521	34,136,359
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $63,096,000 and $2,633,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,990,000 and ($22,958,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$24.82	$24.47	$21.82	$21.60	$19.98
Investment Operations
Net Investment Income	.811	.752	.787	.819	.819
Net Realized and Unrealized Gain (Loss)
on Investments	1.491	.688	2.648	.224	1.622
Total from Investment Operations	2.302	1.440	3.435	1.043	2.441
Distributions
Dividends from Net Investment Income	(.793)	(.755)	(.785)	(.823)	(.821)
Distributions from Realized Capital Gains	(.679)	(.335)	—	—	—
Total Distributions	(1.472)	(1.090)	(.785)	(.823)	(.821)
Net Asset Value, End of Period	$25.65	$24.82	$24.47	$21.82	$21.60

Total Return[1]	9.54%	6.02%	15.94%	4.86%	12.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,830	$11,431	$11,916	$9,875	$10,061
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.25%	0.25%	0.25%	0.28%
Ratio of Net Investment Income to
Average Net Assets	3.19%	3.03%	3.39%	3.76%	3.99%
Portfolio Turnover Rate	109%[3]	36%[3]	33%[3]	48%[3]	30%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.01%, 0.01%, and 0.01%.
3 Includes 23%, 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$60.12	$59.29	$52.86	$52.34	$48.41
Investment Operations
Net Investment Income	2.010	1.867	1.949	2.021	2.019
Net Realized and Unrealized Gain (Loss)
on Investments	3.623	1.646	6.425	.528	3.936
Total from Investment Operations	5.633	3.513	8.374	2.549	5.955
Distributions
Dividends from Net Investment Income	(1.967)	(1.871)	(1.944)	(2.029)	(2.025)
Distributions from Realized Capital Gains	(1.646)	(.812)	—	—	—
Total Distributions	(3.613)	(2.683)	(1.944)	(2.029)	(2.025)
Net Asset Value, End of Period	$62.14	$60.12	$59.29	$52.86	$52.34

Total Return	9.64%	6.06%	16.04%	4.90%	12.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,156	$22,705	$20,561	$13,197	$7,955
Ratio of Total Expenses to
Average Net Assets[1]	0.18%	0.18%	0.18%	0.18%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.26%	3.10%	3.46%	3.83%	4.06%
Portfolio Turnover Rate	109%[2]	36%[2]	33%[2]	48%[2]	30%
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.01%, 0.01%, and 0.01%. 2 Includes 23%, 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid

Wellesley Income Fund

market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2014, the fund’s average investments in long and short futures contracts represented 1% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to

Wellesley Income Fund

counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended September 30, 2014, the fund’s average amounts of credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At September 30, 2014, counterparties had deposited in segregated accounts cash with a value of $158,000 in connection with TBA transactions.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the

Wellesley Income Fund

future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes,

Wellesley Income Fund

and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2014, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the year ended September 30, 2014, the investment advisory fee represented an effective annual basic rate of 0.04% of the fund’s average net assets before an increase of $1,954,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At September 30, 2014, the fund had contributed capital of $3,872,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellesley Income Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,880,721	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	933,533	46,315
Corporate Bonds	—	15,493,160	7,362
Sovereign Bonds	—	521,253	—
Taxable Municipal Bonds	—	1,147,057	—
Common Stocks	13,280,771	1,369,380	—
Temporary Cash Investments	—	67,600	—
Futures Contracts—Assets[1]	1,584	—	—
Futures Contracts—Liabilities[1]	(523)	—	—
Swap Contracts—Liabilities	—	(79)	—
Total	13,281,832	24,412,625	53,677
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	1,584	—	1,584
Liabilities	(523)	(79)	(602)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2014, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(87,606)	—	(87,606)
Swap Contracts	—	3,760	3,760
Realized Net Gain (Loss) on Derivatives	(87,606)	3,760	(83,846)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	26,249	—	26,249
Swap Contracts	—	(271)	(271)
Change in Unrealized Appreciation (Depreciation) on Derivatives	26,249	(271)	25,978

Wellesley Income Fund

At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U. S. Treasury Note	December 2014	(4,872)	(607,249)	1,415
2-Year U. S. Treasury Note	December 2014	2,389	522,818	(79)
Ultra-Long U. S. Treasury Bond	December 2014	(215)	(29,650)	(505)
				831

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2014, the fund had the following open swap contracts:

Credit Default Swaps
				Remaining	Periodic
				Up-Front Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Purchased/
Moody’s Rating
GIS 1/A3	3/20/18	DBAG	25,000	625	(1.000)	(79)
1 DBAG—Deutsche Bank AG.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2014, the fund realized net foreign currency gains of $395,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $345,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

Wellesley Income Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $86,629,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2014, the fund had $80,490,000 of ordinary income and $634,714,000 of long-term capital gains available for distribution.

At September 30, 2014, the cost of investment securities for tax purposes was $32,375,354,000. Net unrealized appreciation of investment securities for tax purposes was $5,371,798,000, consisting of unrealized gains of $5,478,841,000 on securities that had risen in value since their purchase and $107,043,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2014, the fund purchased $6,108,244,000 of investment securities and sold $5,071,398,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $34,318,057,000 and $33,985,841,000, respectively.

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,663,270	104,787	3,066,757	123,826
Issued in Lieu of Cash Distributions	615,618	24,662	480,973	19,672
Redeemed	(3,280,835)	(128,960)	(4,207,617)	(169,736)
Net Increase (Decrease)—Investor Shares	(1,947)	489	(659,887)	(26,238)
Admiral Shares
Issued	5,446,858	88,281	5,334,590	88,825
Issued in Lieu of Cash Distributions	1,274,418	21,061	847,259	14,299
Redeemed	(3,074,638)	(50,049)	(4,330,555)	(72,246)
Net Increase (Decrease) —Admiral Shares	3,646,638	59,293	1,851,294	30,878

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2014

Special 2014 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $949,559,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $465,568,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 28.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares
Periods Ended September 30, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	9.54%	9.69%	7.32%
Returns After Taxes on Distributions	7.62	8.36	5.87
Returns After Taxes on Distributions and Sale of Fund Shares	6.11	7.29	5.44

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2014	9/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,029.00	$1.22
Admiral Shares	1,000.00	1,029.44	0.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.87	$1.22
Admiral Shares	1,000.00	1,024.22	0.86
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory arrangement and approved an amended investment advisory agreement with Wellington Management Company, LLP (Wellington Management), effective October 1, 2014. The amended agreement contains a new base fee schedule, including revised breakpoints; however, other terms of the existing agreement have not changed. The board determined that renewing the fund’s advisory arrangement and amending the fee schedule was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1970. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. For the equity portion of the fund, Wellington Management seeks to invest in large-capitalization companies with an attractive dividend yield relative to the market, below-average valuations, and stable or improving businesses. For the fixed income portion, the firm utilizes fundamental research to invest in investment-grade debt. The board noted that the new fee arrangement would help Wellington Management to continue to attract and retain top investment talent, and thereby support enhanced organizational depth and stability, which would benefit the fund and its shareholders.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also (and will remain) well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2014: $32,000
Fiscal Year Ended September 30, 2013: $28,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2014: $6,605,127
Fiscal Year Ended September 30, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2014: $2,176,479
Fiscal Year Ended September 30, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2014: $316,869
Fiscal Year Ended September 30, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2014: $198,163
Fiscal Year Ended September 30, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2014: $515,032
Fiscal Year Ended September 30, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (12.5%)
U.S. Government Securities (7.7%)
	United States Treasury Note/Bond	0.250%	9/30/15	37,000	37,046
	United States Treasury Note/Bond	0.250%	11/30/15	260,000	260,161
	United States Treasury Note/Bond	0.250%	12/31/15	78,400	78,424
	United States Treasury Note/Bond	0.375%	5/31/16	210,000	209,771
1	United States Treasury Note/Bond	1.500%	6/30/16	314,200	319,749
	United States Treasury Note/Bond	0.500%	7/31/16	454,000	454,000
	United States Treasury Note/Bond	0.875%	1/31/17	44,979	45,064
	United States Treasury Note/Bond	0.750%	10/31/17	120,000	118,500
	United States Treasury Note/Bond	0.625%	4/30/18	90,000	87,638
	United States Treasury Note/Bond	1.375%	9/30/18	616,100	612,348
	United States Treasury Note/Bond	2.875%	5/15/43	569,560	533,609
	United States Treasury Note/Bond	3.625%	2/15/44	105,000	113,482
	United States Treasury Note/Bond	3.375%	5/15/44	126,000	130,095
					2,999,887
Agency Bonds and Notes (0.3%)
2	AID-Egypt	4.450%	9/15/15	22,500	23,355
	Private Export Funding Corp.	2.250%	12/15/17	51,055	52,505
3	Tennessee Valley Authority	4.375%	6/15/15	35,000	36,053
3	Tennessee Valley Authority	4.625%	9/15/60	19,800	21,471
					133,384
Conventional Mortgage-Backed Securities (4.2%)
4,5	Fannie Mae Pool	2.500%	3/1/27–1/1/29	10,353	10,436
4,5,6	Fannie Mae Pool	4.500%	10/1/29–10/1/44	93,803,906	1,337,571
4,5	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/42	8	8
4,5,6	Freddie Mac Gold Pool	4.500%	4/1/25–2/1/44	263,925	285,963
5	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	82	91
5	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	6,972	7,799
					1,641,868
Nonconventional Mortgage-Backed Securities (0.3%)
4,5	Fannie Mae REMICS	3.500%	4/25/31	6,910	6,990
4,5	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	13,945
4,5	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,143
4,5	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	80,504
					105,582
Total U.S. Government and Agency Obligations (Cost $4,796,295)					4,880,721
Asset-Backed/Commercial Mortgage-Backed Securities (2.5%)
5	Ally Master Owner Trust Series 2012-4	1.720%	7/15/19	25,000	25,027
5	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	95,780	95,275
5	AmeriCredit Automobile Receivables Trust 2010-3	3.340%	4/8/16	2,941	2,966
5	AmeriCredit Automobile Receivables Trust 2011-3	2.280%	6/8/16	946	947
5,7,8	Apidos CDO	1.710%	4/17/26	39,850	39,923
5,7,8	ARES CLO Ltd.	1.763%	4/17/26	39,670	39,731
5,7,8	Atlas Senior Loan Fund Ltd.	1.778%	10/15/26	12,360	12,346
5,7,8	Atlas Senior Loan Fund V Ltd.	1.809%	7/16/26	9,890	9,840
5,8	Avis Budget Rental Car Funding AESOP LLC 2010-5A	3.150%	3/20/17	8,000	8,183
5,7,8	Babson CLO Ltd.	1.720%	7/20/25	4,555	4,561

1

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Banc of America Commercial Mortgage Trust 2006-2	5.920%	5/10/45	12,360	13,024
5	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	15,090	15,965
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	8,603	9,146
[5,6,7,8]	CECLO 2013-20A 144A	1.714%	1/25/26	40,000	40,034
5,7,8	Cent CLO	1.721%	7/27/26	13,260	13,279
5,7,8	Cent CLO 22 Ltd.	1.715%	11/7/26	30,200	30,200
5,7,8	CIFC Funding Ltd.	1.734%	4/18/25	38,255	38,325
5	COMM 2006-C7 Mortgage Trust	5.948%	6/10/46	9,353	9,928
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	16,074
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	10,235	10,852
5,7,8	Dryden Senior Loan Fund	1.584%	4/18/26	37,710	37,514
5,8	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	10,797	10,740
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	27,005	27,395
5,8	Hilton USA Trust 2013-HLT	2.662%	11/5/30	37,815	37,929
5,7,8	ING Investment Management Co.	1.769%	4/18/26	37,635	37,704
5	LB-UBS Commercial Mortgage Trust 2006-C4	6.029%	6/15/38	9,247	9,846
5,7	LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	24,200	27,083
5,7,8	Limerock CLO	1.734%	4/18/26	43,000	43,079
5,7,8	Madison Park Funding XII Ltd.	1.684%	1/19/25	24,975	24,963
5,7,8	Madison Park Funding XIII Ltd.	1.682%	7/20/26	29,375	29,431
5	Merrill Lynch Mortgage Trust 2006-C1	5.862%	5/12/39	10,965	11,621
5	Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	10,000	10,176
5,8	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	25,621
5,7,8	OZLM VI Ltd.	1.730%	4/17/26	30,910	30,943
5	Santander Drive Auto Receivables Trust 2012-5	0.830%	12/15/16	1,944	1,945
5	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	15,610	15,605
5	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	9,665	9,665
5,7,8	Seneca Park CLO Ltd.	1.704%	7/17/26	21,705	21,726
5,7,8	Shackleton CLO Ltd.	1.722%	7/17/26	20,985	21,005
5,8	Springleaf Funding Trust	2.410%	12/15/22	37,000	36,929
5,8	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	7,480	7,355
5,7,8	SYMP 14-14AA2 144A	1.710%	7/14/26	36,945	36,980
[5,6,7,8]	Thacher Park CLO 2014-1	1.705%	10/20/26	16,115	16,115
5	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	6,950
5,7,8	Voya CLO 2014-2 Ltd.	1.677%	7/17/26	5,905	5,902
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $979,128)					979,848
Corporate Bonds (39.8%)
Finance (16.2%)
	Banking (12.2%)
	American Express Co.	5.500%	9/12/16	25,000	27,134
	American Express Co.	6.150%	8/28/17	35,000	39,399
	American Express Credit Corp.	2.750%	9/15/15	56,365	57,556
	American Express Credit Corp.	2.800%	9/19/16	13,635	14,095
	American Express Credit Corp.	2.375%	3/24/17	35,650	36,498
	American Express Credit Corp.	2.250%	8/15/19	24,000	23,819
	Bank of America Corp.	3.625%	3/17/16	10,000	10,361
	Bank of America Corp.	3.750%	7/12/16	28,940	30,207
	Bank of America Corp.	5.625%	10/14/16	22,500	24,426
	Bank of America Corp.	6.875%	4/25/18	32,000	36,996
	Bank of America Corp.	5.650%	5/1/18	60,090	66,845
	Bank of America Corp.	5.625%	7/1/20	28,825	32,554
	Bank of America Corp.	5.875%	1/5/21	10,285	11,799
	Bank of America Corp.	5.000%	5/13/21	35,910	39,611
	Bank of America Corp.	3.300%	1/11/23	18,875	18,348
	Bank of America Corp.	4.100%	7/24/23	47,670	48,608
	Bank of America Corp.	4.125%	1/22/24	15,000	15,256
	Bank of America Corp.	4.000%	4/1/24	15,880	16,037
	Bank of America Corp.	6.110%	1/29/37	30,000	34,295
	Bank of America Corp.	5.875%	2/7/42	8,770	10,386

2

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America Corp.	5.000%	1/21/44	24,180	25,310
	Bank of America Corp.	4.875%	4/1/44	7,820	8,095
	Bank of Montreal	2.500%	1/11/17	71,580	73,914
	Bank of Montreal	2.375%	1/25/19	29,000	29,331
	Bank of New York Mellon Corp.	2.950%	6/18/15	14,750	15,019
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	56,263
	Bank of Nova Scotia	3.400%	1/22/15	47,000	47,448
	Bank of Nova Scotia	2.550%	1/12/17	31,000	31,955
	Bank of Nova Scotia	2.800%	7/21/21	58,100	57,602
	Bank One Corp.	7.750%	7/15/25	25,000	32,367
8	Barclays Bank plc	6.050%	12/4/17	27,600	30,697
	Barclays Bank plc	2.500%	2/20/19	25,800	25,900
	Barclays Bank plc	6.750%	5/22/19	18,605	22,111
	Barclays Bank plc	5.125%	1/8/20	12,065	13,437
	Barclays Bank plc	5.140%	10/14/20	7,935	8,585
	Barclays Bank plc	3.750%	5/15/24	19,300	19,185
	BB&T Corp.	1.600%	8/15/17	19,775	19,867
	BB&T Corp.	5.250%	11/1/19	19,000	21,328
	Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,289
	BNP Paribas SA	3.250%	3/11/15	34,770	35,178
	BNP Paribas SA	2.400%	12/12/18	11,000	11,036
	BNP Paribas SA	3.250%	3/3/23	6,750	6,655
	BPCE SA	2.500%	12/10/18	15,570	15,640
	BPCE SA	2.500%	7/15/19	42,100	41,862
	BPCE SA	4.000%	4/15/24	32,755	33,003
8	BPCE SA	5.150%	7/21/24	30,510	31,445
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	41,000	41,841
	Capital One Financial Corp.	2.150%	3/23/15	24,030	24,219
	Capital One Financial Corp.	3.150%	7/15/16	6,787	7,027
	Capital One Financial Corp.	4.750%	7/15/21	36,165	39,409
	Capital One Financial Corp.	3.750%	4/24/24	60,945	61,216
	Citigroup Inc.	6.010%	1/15/15	10,099	10,255
	Citigroup Inc.	4.587%	12/15/15	767	801
	Citigroup Inc.	3.953%	6/15/16	41,322	43,404
	Citigroup Inc.	4.450%	1/10/17	7,075	7,538
	Citigroup Inc.	6.125%	11/21/17	18,000	20,306
	Citigroup Inc.	1.750%	5/1/18	13,000	12,820
	Citigroup Inc.	6.125%	5/15/18	8,500	9,630
	Citigroup Inc.	2.500%	9/26/18	31,000	31,205
	Citigroup Inc.	2.550%	4/8/19	30,000	29,968
	Citigroup Inc.	8.500%	5/22/19	28,000	34,996
	Citigroup Inc.	2.500%	7/29/19	29,565	29,292
	Citigroup Inc.	5.375%	8/9/20	17,663	19,974
	Citigroup Inc.	4.500%	1/14/22	30,140	32,273
	Citigroup Inc.	6.625%	6/15/32	9,000	10,830
	Citigroup Inc.	6.000%	10/31/33	15,000	17,000
	Citigroup Inc.	6.125%	8/25/36	50,000	57,255
	Citigroup Inc.	8.125%	7/15/39	3,380	4,983
	Citigroup Inc.	5.875%	1/30/42	7,460	8,925
	Citigroup Inc.	4.950%	11/7/43	7,000	7,468
	Citigroup Inc.	5.300%	5/6/44	17,515	18,089
	Comerica Inc.	3.000%	9/16/15	3,065	3,133
	Compass Bank	2.750%	9/29/19	12,250	12,230
8	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	28,000	28,342
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	44,660	44,976
8	Credit Agricole SA	3.500%	4/13/15	10,800	10,969
8	Credit Agricole SA	2.500%	4/15/19	45,420	45,408
	Credit Suisse	3.500%	3/23/15	22,970	23,310
	Credit Suisse	2.300%	5/28/19	18,975	18,821
	Credit Suisse	5.300%	8/13/19	9,000	10,166
	Credit Suisse	4.375%	8/5/20	25,000	27,072
	Credit Suisse	3.625%	9/9/24	38,895	38,322
	Credit Suisse USA Inc.	4.875%	1/15/15	5,430	5,499
	Deutsche Bank AG	3.450%	3/30/15	44,000	44,635

3

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Deutsche Bank AG	2.500%	2/13/19	44,000	44,278
	Deutsche Bank AG	3.700%	5/30/24	33,765	33,509
	Goldman Sachs Group Inc.	3.625%	2/7/16	5,975	6,173
	Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	27,083
	Goldman Sachs Group Inc.	2.900%	7/19/18	55,000	56,343
	Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	24,812
	Goldman Sachs Group Inc.	5.375%	3/15/20	24,305	27,064
	Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	27,268
	Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	77,756
	Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	76,270
	Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,660
	Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	23,936
	Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	29,116
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	43,046
	Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	19,975
8	HSBC Bank plc	3.500%	6/28/15	30,000	30,652
8	HSBC Bank plc	4.750%	1/19/21	42,960	47,542
	HSBC Bank USA NA	5.875%	11/1/34	21,000	25,404
	HSBC Holdings plc	4.000%	3/30/22	10,870	11,442
	HSBC Holdings plc	7.625%	5/17/32	15,800	21,276
	HSBC Holdings plc	6.500%	5/2/36	22,000	26,997
	HSBC Holdings plc	6.100%	1/14/42	43,680	55,174
	HSBC Holdings plc	5.250%	3/14/44	5,795	6,102
	HSBC USA Inc.	1.625%	1/16/18	35,910	35,750
	HSBC USA Inc.	3.500%	6/23/24	26,200	26,190
	Huntington National Bank	2.200%	4/1/19	17,850	17,740
8	ING Bank NV	3.750%	3/7/17	35,000	36,815
	JPMorgan Chase & Co.	2.000%	8/15/17	51,000	51,420
	JPMorgan Chase & Co.	6.300%	4/23/19	68,310	79,181
	JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,184
	JPMorgan Chase & Co.	4.350%	8/15/21	33,285	35,618
	JPMorgan Chase & Co.	4.500%	1/24/22	18,260	19,569
	JPMorgan Chase & Co.	3.250%	9/23/22	22,380	22,094
	JPMorgan Chase & Co.	3.375%	5/1/23	36,370	34,773
	JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,407
	JPMorgan Chase & Co.	5.600%	7/15/41	70,000	80,424
	JPMorgan Chase & Co.	5.400%	1/6/42	16,235	18,476
	JPMorgan Chase & Co.	5.625%	8/16/43	13,500	15,016
8	Lloyds Bank plc	4.375%	1/12/15	14,665	14,825
	Mellon Funding Corp.	5.000%	12/1/14	12,000	12,090
	Morgan Stanley	4.000%	7/24/15	32,000	32,884
	Morgan Stanley	3.800%	4/29/16	9,470	9,865
	Morgan Stanley	5.450%	1/9/17	15,000	16,296
	Morgan Stanley	6.625%	4/1/18	25,000	28,633
	Morgan Stanley	2.125%	4/25/18	104,400	104,579
	Morgan Stanley	2.500%	1/24/19	43,200	43,208
	Morgan Stanley	7.300%	5/13/19	53,955	64,427
	Morgan Stanley	5.500%	7/24/20	15,000	16,887
	Morgan Stanley	5.750%	1/25/21	13,900	15,796
	Morgan Stanley	3.875%	4/29/24	22,050	21,999
	Morgan Stanley	7.250%	4/1/32	51,100	68,110
	National City Bank	5.800%	6/7/17	50,000	55,532
8	Nordea Bank AB	3.700%	11/13/14	12,155	12,200
	Northern Trust Corp.	3.450%	11/4/20	10,285	10,824
	PNC Bank NA	5.250%	1/15/17	16,000	17,378
	PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	40,136
	PNC Funding Corp.	4.250%	9/21/15	5,765	5,969
8	Standard Chartered plc	3.850%	4/27/15	8,525	8,677
	State Street Corp.	5.375%	4/30/17	55,500	61,173
	Svenska Handelsbanken AB	2.875%	4/4/17	57,000	59,169
	Synchrony Financial	3.000%	8/15/19	8,570	8,591
	UBS AG	3.875%	1/15/15	15,107	15,259
	UBS AG	4.875%	8/4/20	45,000	50,084
	US Bancorp	1.650%	5/15/17	25,000	25,241

4

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	US Bancorp	3.700%	1/30/24	39,005	40,139
	US Bank NA	4.950%	10/30/14	12,400	12,443
	Wachovia Bank NA	4.800%	11/1/14	19,640	19,707
	Wachovia Corp.	5.750%	2/1/18	9,500	10,712
	Wachovia Corp.	6.605%	10/1/25	15,000	18,293
	Wells Fargo & Co.	3.750%	10/1/14	20,000	20,002
	Wells Fargo & Co.	3.625%	4/15/15	11,400	11,593
	Wells Fargo & Co.	3.676%	6/15/16	17,000	17,784
	Wells Fargo & Co.	2.625%	12/15/16	20,000	20,680
	Wells Fargo & Co.	5.625%	12/11/17	47,000	52,571
	Wells Fargo & Co.	3.000%	1/22/21	27,580	27,768
	Wells Fargo & Co.	4.600%	4/1/21	40,000	43,939
	Wells Fargo & Co.	3.500%	3/8/22	54,840	56,050
	Wells Fargo & Co.	3.450%	2/13/23	49,865	49,065
	Wells Fargo & Co.	4.480%	1/16/24	34,444	36,111
	Wells Fargo & Co.	5.606%	1/15/44	28,551	32,323
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,523

	Finance Companies (1.2%)
	General Electric Capital Corp.	5.300%	2/11/21	6,305	7,109
	General Electric Capital Corp.	4.650%	10/17/21	65,000	71,871
	General Electric Capital Corp.	3.150%	9/7/22	58,351	58,252
	General Electric Capital Corp.	3.100%	1/9/23	7,785	7,698
	General Electric Capital Corp.	3.450%	5/15/24	31,000	31,115
	General Electric Capital Corp.	6.750%	3/15/32	34,795	45,619
	General Electric Capital Corp.	6.150%	8/7/37	46,120	56,953
	General Electric Capital Corp.	5.875%	1/14/38	96,305	115,687
	General Electric Capital Corp.	6.875%	1/10/39	33,000	44,414
	Insurance (2.4%)
	ACE INA Holdings Inc.	2.600%	11/23/15	24,000	24,534
	ACE INA Holdings Inc.	5.700%	2/15/17	15,000	16,569
	ACE INA Holdings Inc.	5.900%	6/15/19	15,000	17,331
	ACE INA Holdings Inc.	3.350%	5/15/24	20,340	20,300
	Aetna Inc.	1.750%	5/15/17	2,966	2,987
	Aetna Inc.	6.500%	9/15/18	5,395	6,289
	American International Group Inc.	4.125%	2/15/24	15,475	16,060
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	35,974
	Cigna Corp.	2.750%	11/15/16	13,365	13,809
	CNA Financial Corp.	3.950%	5/15/24	4,335	4,403
8	Five Corners Funding Trust	4.419%	11/15/23	35,685	37,360
	Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	18,101
8	Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	12,080
8	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	27,636
	Loews Corp.	2.625%	5/15/23	18,160	17,137
8	MassMutual Global Funding II	2.100%	8/2/18	45,015	45,254
8	MassMutual Global Funding II	2.350%	4/9/19	22,000	22,033
6	MetLife Inc.	2.463%	12/15/17	7,340	7,362
	MetLife Inc.	3.600%	4/10/24	32,430	32,784
	MetLife Inc.	4.125%	8/13/42	5,300	5,047
	MetLife Inc.	4.875%	11/13/43	25,940	27,404
8	Metropolitan Life Global Funding I	2.000%	1/9/15	17,000	17,074
8	Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	35,286
8	Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,268
8	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	32,765
8	New York Life Global Funding	1.650%	5/15/17	53,000	53,484
8	New York Life Insurance Co.	5.875%	5/15/33	44,785	53,282
	Prudential Financial Inc.	4.750%	6/13/15	21,000	21,596
	Prudential Financial Inc.	3.000%	5/12/16	3,550	3,667
	Prudential Financial Inc.	4.500%	11/15/20	24,055	26,162
8	QBE Insurance Group Ltd.	2.400%	5/1/18	8,185	8,125
8	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	11,990	12,268
	Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,861

5

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,913
	UnitedHealth Group Inc.	6.000%	2/15/18	22,000	25,016
	UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,253
	UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,331
	UnitedHealth Group Inc.	2.875%	3/15/23	12,000	11,709
	UnitedHealth Group Inc.	6.625%	11/15/37	20,000	26,225
	UnitedHealth Group Inc.	4.625%	11/15/41	36,010	37,435
	UnitedHealth Group Inc.	4.250%	3/15/43	31,000	30,228
	WellPoint Inc.	2.300%	7/15/18	12,045	12,078
	WellPoint Inc.	3.700%	8/15/21	25,635	26,460
	WellPoint Inc.	3.125%	5/15/22	30,450	30,085
	WellPoint Inc.	3.300%	1/15/23	20,000	19,722
	Real Estate Investment Trusts (0.4%)
	AvalonBay Communities Inc.	3.625%	10/1/20	17,315	17,985
	Duke Realty LP	6.500%	1/15/18	5,170	5,867
	HCP Inc.	6.000%	1/30/17	20,000	22,080
	Liberty Property LP	6.625%	10/1/17	10,096	11,414
	Realty Income Corp.	5.950%	9/15/16	9,940	10,856
	Realty Income Corp.	5.750%	1/15/21	8,675	9,859
	Simon Property Group LP	6.125%	5/30/18	6,625	7,598
	Simon Property Group LP	4.375%	3/1/21	22,000	23,961
	Simon Property Group LP	4.125%	12/1/21	12,946	13,874
8	WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	11,670	11,696
8	WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	17,715	17,809
					6,294,893
Industrial (21.2%)
	Basic Industry (0.7%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	38,590	40,370
	CF Industries Inc.	5.375%	3/15/44	28,635	30,216
	EI du Pont de Nemours & Co.	2.750%	4/1/16	23,000	23,743
	Monsanto Co.	4.700%	7/15/64	7,025	6,992
	Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	17,472
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	9,450	9,752
	Rio Tinto Finance USA plc	2.000%	3/22/17	18,285	18,557
	Rio Tinto Finance USA plc	1.625%	8/21/17	38,000	38,161
	Rio Tinto Finance USA plc	2.250%	12/14/18	23,950	24,133
	Rio Tinto Finance USA plc	3.500%	3/22/22	44,000	44,917
	Capital Goods (1.5%)
	3M Co.	6.375%	2/15/28	20,825	27,344
	Caterpillar Financial Services Corp.	2.750%	6/24/15	7,500	7,631
	Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	38,108
	Caterpillar Inc.	3.900%	5/27/21	32,880	35,340
	Caterpillar Inc.	2.600%	6/26/22	9,575	9,323
	Caterpillar Inc.	3.400%	5/15/24	24,685	24,858
	Caterpillar Inc.	3.803%	8/15/42	20,469	18,969
	Caterpillar Inc.	4.300%	5/15/44	10,500	10,669
	Deere & Co.	4.375%	10/16/19	13,090	14,403
	Dover Corp.	4.875%	10/15/15	10,000	10,462
	Eaton Corp.	5.300%	3/15/17	20,000	21,804
	Eaton Corp.	6.500%	6/1/25	10,000	12,099
	General Dynamics Corp.	3.875%	7/15/21	9,950	10,655
	General Electric Co.	2.700%	10/9/22	14,000	13,630
	General Electric Co.	4.125%	10/9/42	7,940	7,824
	Honeywell International Inc.	4.250%	3/1/21	29,484	32,332
	Illinois Tool Works Inc.	3.500%	3/1/24	53,930	54,777
	John Deere Capital Corp.	2.000%	1/13/17	53,000	54,186
	John Deere Capital Corp.	3.350%	6/12/24	17,000	17,134
	Lockheed Martin Corp.	2.125%	9/15/16	6,700	6,847
	Raytheon Co.	3.125%	10/15/20	10,000	10,282
8	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	50,215
	United Technologies Corp.	1.800%	6/1/17	13,070	13,267
	United Technologies Corp.	4.500%	4/15/20	24,170	26,711
	United Technologies Corp.	3.100%	6/1/22	10,095	10,099

6

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United Technologies Corp.	4.500%	6/1/42	38,885	40,688
	Communication (5.0%)
	21st Century Fox America Inc.	4.500%	2/15/21	4,650	5,061
	21st Century Fox America Inc.	4.000%	10/1/23	5,445	5,630
	21st Century Fox America Inc.	6.200%	12/15/34	11,000	13,440
	21st Century Fox America Inc.	6.150%	3/1/37	12,668	15,109
	21st Century Fox America Inc.	6.650%	11/15/37	5,320	6,690
	21st Century Fox America Inc.	6.150%	2/15/41	7,985	9,609
	America Movil SAB de CV	3.125%	7/16/22	66,820	65,131
	America Movil SAB de CV	6.125%	3/30/40	10,000	11,620
	America Movil SAB de CV	4.375%	7/16/42	17,680	16,469
	American Tower Corp.	3.450%	9/15/21	23,985	23,576
8	American Tower Trust I	1.551%	3/15/18	13,530	13,488
8	American Tower Trust I	3.070%	3/15/23	32,900	32,102
	AT&T Inc.	2.500%	8/15/15	14,000	14,236
	AT&T Inc.	2.950%	5/15/16	40,093	41,392
	AT&T Inc.	1.400%	12/1/17	20,000	19,893
	AT&T Inc.	2.300%	3/11/19	43,350	43,393
	AT&T Inc.	3.875%	8/15/21	20,000	20,946
	AT&T Inc.	3.000%	2/15/22	10,000	9,835
	AT&T Inc.	6.500%	9/1/37	50,000	60,748
	AT&T Inc.	6.300%	1/15/38	2,863	3,387
	AT&T Inc.	6.400%	5/15/38	5,000	6,136
	AT&T Inc.	6.550%	2/15/39	19,580	23,914
	AT&T Inc.	5.350%	9/1/40	37,357	39,444
	AT&T Inc.	5.550%	8/15/41	26,852	29,129
8	British Sky Broadcasting Group plc	2.625%	9/16/19	11,800	11,787
8	British Sky Broadcasting Group plc	3.750%	9/16/24	24,855	24,813
	CBS Corp.	4.300%	2/15/21	22,710	24,159
	Comcast Corp.	3.600%	3/1/24	31,280	31,845
	Comcast Corp.	4.250%	1/15/33	15,060	15,147
	Comcast Corp.	4.200%	8/15/34	18,620	18,509
	Comcast Corp.	6.450%	3/15/37	20,000	25,561
	Comcast Corp.	6.950%	8/15/37	45,000	60,608
	Comcast Corp.	4.500%	1/15/43	20,000	20,275
	Comcast Corp.	4.750%	3/1/44	13,005	13,720
8	COX Communications Inc.	5.875%	12/1/16	40,000	43,800
8	Deutsche Telekom International Finance BV	2.250%	3/6/17	14,240	14,498
	Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	43,902
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	16,655	16,557
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	10,125	11,364
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,900	5,306
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,000	11,045
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	20,875	21,222
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	15,330	15,939
	Discovery Communications LLC	5.625%	8/15/19	7,635	8,671
	Discovery Communications LLC	5.050%	6/1/20	13,365	14,813
	Discovery Communications LLC	3.250%	4/1/23	4,465	4,350
	Discovery Communications LLC	4.875%	4/1/43	5,780	5,719
	Grupo Televisa SAB	6.625%	1/15/40	13,805	16,580
	Grupo Televisa SAB	5.000%	5/13/45	5,925	5,835
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	31,379
8	NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	46,935
8	NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	83,017
	NBCUniversal Media LLC	4.375%	4/1/21	26,000	28,361
	Orange SA	9.000%	3/1/31	40,000	58,932
8	SBA Tower Trust	4.254%	4/15/15	16,640	16,678
8	SBA Tower Trust	2.933%	12/15/17	28,850	29,081
	Time Warner Cable Inc.	5.850%	5/1/17	70,000	77,588
	Time Warner Cable Inc.	6.550%	5/1/37	8,670	10,923
	Time Warner Cable Inc.	7.300%	7/1/38	5,685	7,731
	Time Warner Cable Inc.	6.750%	6/15/39	2,200	2,826
	Time Warner Inc.	5.875%	11/15/16	39,000	42,785

7

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Time Warner Inc.	4.750%	3/29/21	13,000	14,145
	Time Warner Inc.	6.250%	3/29/41	8,000	9,441
	Verizon Communications Inc.	3.000%	4/1/16	5,630	5,805
	Verizon Communications Inc.	3.450%	3/15/21	15,585	15,797
	Verizon Communications Inc.	3.500%	11/1/21	78,905	79,722
	Verizon Communications Inc.	6.400%	9/15/33	62,160	75,636
	Verizon Communications Inc.	6.400%	2/15/38	23,000	27,607
	Verizon Communications Inc.	4.750%	11/1/41	28,730	28,581
	Verizon Communications Inc.	6.550%	9/15/43	71,200	87,933
	Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,341
	Verizon Virginia LLC	7.875%	1/15/22	16,000	19,878
	Viacom Inc.	6.250%	4/30/16	20,000	21,634
	Viacom Inc.	5.625%	9/15/19	10,000	11,368
	Viacom Inc.	3.875%	12/15/21	9,815	10,171
	Vodafone Group plc	1.250%	9/26/17	37,000	36,493
	Vodafone Group plc	5.450%	6/10/19	26,000	29,204
	Walt Disney Co.	4.125%	6/1/44	18,320	18,291
	Consumer Cyclical (3.1%)
	Amazon.com Inc.	2.500%	11/29/22	31,600	29,709
8	American Honda Finance Corp.	2.500%	9/21/15	25,000	25,499
8	American Honda Finance Corp.	1.500%	9/11/17	15,750	15,793
8	American Honda Finance Corp.	1.600%	2/16/18	14,340	14,291
	American Honda Finance Corp.	2.125%	10/10/18	29,535	29,717
	AutoZone Inc.	4.000%	11/15/20	25,000	26,407
	AutoZone Inc.	3.700%	4/15/22	12,752	13,018
	AutoZone Inc.	3.125%	7/15/23	22,000	21,357
	CVS Health Corp.	5.750%	6/1/17	7,534	8,378
	CVS Health Corp.	2.750%	12/1/22	20,000	19,102
5,8	CVS Pass-Through Trust	5.926%	1/10/34	15,445	17,913
8	Daimler Finance North America LLC	3.000%	3/28/16	6,500	6,703
8	Daimler Finance North America LLC	2.625%	9/15/16	44,000	45,284
8	Daimler Finance North America LLC	2.250%	7/31/19	55,275	54,858
	eBay Inc.	1.350%	7/15/17	10,960	10,932
	Ford Motor Credit Co. LLC	2.375%	3/12/19	55,300	54,770
8	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,472
	Home Depot Inc.	4.400%	4/1/21	12,300	13,627
	Home Depot Inc.	2.700%	4/1/23	24,715	23,938
	Home Depot Inc.	3.750%	2/15/24	4,000	4,162
	Home Depot Inc.	4.400%	3/15/45	20,965	21,161
8	Hyundai Capital America	1.625%	10/2/15	13,520	13,611
	Johnson Controls Inc.	5.000%	3/30/20	29,000	32,248
	Johnson Controls Inc.	3.750%	12/1/21	25,000	25,705
	Lowe's Cos. Inc.	5.000%	10/15/15	20,000	20,904
	Lowe's Cos. Inc.	2.125%	4/15/16	16,665	16,953
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	6,525
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	12,413
	McDonald's Corp.	3.500%	7/15/20	21,760	22,941
	McDonald's Corp.	2.625%	1/15/22	10,175	10,075
	McDonald's Corp.	3.250%	6/10/24	6,600	6,538
8	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	42,811
8	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	38,228
8	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,496
	PACCAR Financial Corp.	1.600%	3/15/17	34,687	35,043
	Target Corp.	5.375%	5/1/17	5,000	5,525
	Target Corp.	6.000%	1/15/18	16,500	18,684
	Target Corp.	2.900%	1/15/22	24,000	23,806
	Toyota Motor Credit Corp.	2.800%	1/11/16	29,762	30,588
	Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	26,581
	Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,271
	Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	33,896
8	Volkswagen International Finance NV	1.625%	3/22/15	50,000	50,269
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	79,724
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,551

8

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,474
	Wal-Mart Stores Inc.	2.550%	4/11/23	70,275	67,378
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	63,743
	Consumer Noncyclical (7.0%)
	AbbVie Inc.	1.750%	11/6/17	28,485	28,388
	AbbVie Inc.	2.000%	11/6/18	34,395	33,866
8	Actavis Funding SCS	4.850%	6/15/44	28,150	26,511
	Altria Group Inc.	4.750%	5/5/21	40,806	44,550
	Altria Group Inc.	2.850%	8/9/22	2,295	2,199
	Altria Group Inc.	4.500%	5/2/43	44,000	41,603
	Amgen Inc.	2.300%	6/15/16	11,460	11,723
	Amgen Inc.	3.625%	5/22/24	49,185	48,752
	Amgen Inc.	5.150%	11/15/41	31,000	32,711
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	6,635	8,018
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	9,965
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	75,000	84,749
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	7,000	7,599
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	49,836	47,104
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	6,610	5,872
	AstraZeneca plc	5.900%	9/15/17	50,000	56,288
	AstraZeneca plc	1.950%	9/18/19	12,435	12,284
5,7,8	Avery 2014 A 144A	1.754%	4/25/26	36,540	36,595
8	BAT International Finance plc	3.250%	6/7/22	50,880	50,727
	Baxter International Inc.	2.400%	8/15/22	34,155	32,258
	Becton Dickinson & Co.	1.750%	11/8/16	19,145	19,480
	Bestfoods	6.625%	4/15/28	25,000	32,530
	Bristol-Myers Squibb Co.	3.250%	11/1/23	16,630	16,676
	Cardinal Health Inc.	5.850%	12/15/17	4,000	4,505
	Cardinal Health Inc.	1.700%	3/15/18	2,401	2,380
	Cardinal Health Inc.	3.200%	3/15/23	11,650	11,409
8	Cargill Inc.	6.000%	11/27/17	7,000	7,905
8	Cargill Inc.	6.125%	9/15/36	22,000	27,399
8	Cargill Inc.	6.625%	9/15/37	42,830	57,080
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,943
5	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	12,455	12,156
	Celgene Corp.	2.250%	5/15/19	5,145	5,128
	Celgene Corp.	3.625%	5/15/24	11,980	11,884
	Coca-Cola Co.	5.350%	11/15/17	50,000	55,865
	Coca-Cola Enterprises Inc.	2.125%	9/15/15	5,000	5,074
	Coca-Cola Enterprises Inc.	2.000%	8/19/16	13,955	14,178
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,758
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	16,136
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	25,332	25,531
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	28,898
	Colgate-Palmolive Co.	2.950%	11/1/20	25,000	25,821
	ConAgra Foods Inc.	1.900%	1/25/18	8,125	8,077
	Diageo Capital plc	5.500%	9/30/16	11,066	12,056
	Diageo Capital plc	2.625%	4/29/23	42,580	40,313
	Diageo Investment Corp.	2.875%	5/11/22	17,245	16,899
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	7,406	7,606
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	6,850	6,673
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	6,900	6,663
	Eli Lilly & Co.	5.500%	3/15/27	20,000	23,910
	Eli Lilly & Co.	4.650%	6/15/44	23,540	25,016
	Express Scripts Holding Co.	2.650%	2/15/17	58,371	60,058
	Express Scripts Holding Co.	2.250%	6/15/19	14,030	13,834
	Express Scripts Holding Co.	4.750%	11/15/21	10,000	10,923
	Express Scripts Holding Co.	3.500%	6/15/24	20,175	19,760
8	Forest Laboratories Inc.	4.875%	2/15/21	5,010	5,336
	General Mills Inc.	5.650%	2/15/19	6,850	7,787
7	General Mills Inc.	6.390%	2/5/23	50,000	56,356
	Gilead Sciences Inc.	3.700%	4/1/24	21,420	21,826
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	22,643

9

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	29,335	28,356
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	18,778
	GlaxoSmithKline Capital plc	1.500%	5/8/17	20,770	20,905
	GlaxoSmithKline Capital plc	2.850%	5/8/22	43,395	42,653
8	Grupo Bimbo SAB de CV	3.875%	6/27/24	15,640	15,359
8	Heineken NV	1.400%	10/1/17	7,495	7,440
8	Heineken NV	2.750%	4/1/23	22,335	21,249
8	Heineken NV	4.000%	10/1/42	1,260	1,164
	Johnson & Johnson	6.730%	11/15/23	15,000	19,413
	Kaiser Foundation Hospitals	3.500%	4/1/22	11,760	11,857
	Kaiser Foundation Hospitals	4.875%	4/1/42	11,840	13,025
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	29,124
	Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,276
	Kraft Foods Group Inc.	3.500%	6/6/22	36,735	37,218
	Kroger Co.	2.200%	1/15/17	22,780	23,222
	Kroger Co.	3.300%	1/15/21	13,605	13,795
	Kroger Co.	3.850%	8/1/23	5,055	5,148
	McKesson Corp.	3.250%	3/1/16	4,910	5,073
	McKesson Corp.	2.700%	12/15/22	7,010	6,703
	McKesson Corp.	2.850%	3/15/23	6,840	6,510
	McKesson Corp.	3.796%	3/15/24	14,565	14,694
	Medtronic Inc.	1.375%	4/1/18	16,225	15,989
	Medtronic Inc.	3.625%	3/15/24	7,510	7,692
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	12,955
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	6,535	6,353
	Merck & Co. Inc.	1.300%	5/18/18	20,615	20,343
	Merck & Co. Inc.	3.875%	1/15/21	30,000	32,034
	Merck & Co. Inc.	2.800%	5/18/23	15,650	15,222
	Merck & Co. Inc.	4.150%	5/18/43	28,405	27,917
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	20,286
	Molson Coors Brewing Co.	2.000%	5/1/17	1,036	1,048
	Molson Coors Brewing Co.	3.500%	5/1/22	14,905	14,970
	Molson Coors Brewing Co.	5.000%	5/1/42	13,220	13,310
	Mondelez International Inc.	4.125%	2/9/16	15,000	15,640
	Mondelez International Inc.	6.500%	2/9/40	20,312	25,503
	Novartis Capital Corp.	3.400%	5/6/24	61,500	62,385
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,075
	PepsiCo Inc.	3.100%	1/15/15	24,287	24,484
	PepsiCo Inc.	3.125%	11/1/20	48,610	50,240
	PepsiCo Inc.	4.000%	3/5/42	35,200	33,107
	Pfizer Inc.	6.200%	3/15/19	28,600	33,389
	Pfizer Inc.	3.000%	6/15/23	35,150	34,739
	Philip Morris International Inc.	4.500%	3/26/20	25,000	27,484
	Philip Morris International Inc.	4.125%	5/17/21	15,705	17,029
	Philip Morris International Inc.	2.500%	8/22/22	13,250	12,676
	Philip Morris International Inc.	2.625%	3/6/23	23,000	22,023
	Philip Morris International Inc.	3.875%	8/21/42	22,785	20,723
5	Procter & Gamble - Esop	9.360%	1/1/21	15,174	18,989
	Procter & Gamble Co.	6.450%	1/15/26	25,000	32,383
	Procter & Gamble Co.	5.550%	3/5/37	25,000	30,725
8	Roche Holdings Inc.	6.000%	3/1/19	21,354	24,751
8	Roche Holdings Inc.	2.875%	9/29/21	26,150	26,118
8	SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,421
8	SABMiller Holdings Inc.	3.750%	1/15/22	4,310	4,394
8	SABMiller Holdings Inc.	4.950%	1/15/42	5,700	5,968
8	SABMiller plc	6.500%	7/15/18	30,000	34,406
	Sanofi	4.000%	3/29/21	36,275	38,966
	St. Jude Medical Inc.	2.500%	1/15/16	18,175	18,562
6	Sysco Corp.	3.000%	10/2/21	10,010	10,001
6	Sysco Corp.	3.500%	10/2/24	5,700	5,703
8	Tesco plc	5.500%	11/15/17	10,000	10,877
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,160	5,181
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,020	6,114
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	9,330	9,631

10

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	18,975	18,947
	Tyson Foods Inc.	2.650%	8/15/19	7,290	7,318
	Unilever Capital Corp.	4.250%	2/10/21	78,185	85,960
	Wyeth LLC	5.950%	4/1/37	15,000	18,192
	Zoetis Inc.	3.250%	2/1/23	3,160	3,091
	Zoetis Inc.	4.700%	2/1/43	3,790	3,776
	Energy (1.9%)
8	BG Energy Capital plc	2.875%	10/15/16	26,655	27,464
	BP Capital Markets plc	3.200%	3/11/16	10,000	10,356
	BP Capital Markets plc	2.248%	11/1/16	34,545	35,438
	BP Capital Markets plc	4.750%	3/10/19	18,140	19,984
	BP Capital Markets plc	4.500%	10/1/20	28,000	30,570
	BP Capital Markets plc	4.742%	3/11/21	10,000	11,035
	BP Capital Markets plc	3.245%	5/6/22	10,000	9,960
	BP Capital Markets plc	2.500%	11/6/22	8,000	7,519
	BP Capital Markets plc	3.994%	9/26/23	6,155	6,395
	BP Capital Markets plc	3.814%	2/10/24	24,850	25,260
	Chevron Corp.	3.191%	6/24/23	42,875	43,189
	ConocoPhillips	7.000%	3/30/29	11,500	14,933
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	15,000	16,548
	Dominion Gas Holdings LLC	3.550%	11/1/23	14,085	14,244
	Encana Corp.	6.500%	8/15/34	15,000	18,879
	EOG Resources Inc.	5.625%	6/1/19	8,285	9,489
	Halliburton Co.	3.500%	8/1/23	61,000	62,282
	Nisource Finance Corp.	6.400%	3/15/18	50,000	57,072
	Nisource Finance Corp.	4.800%	2/15/44	8,500	8,683
	Occidental Petroleum Corp.	4.100%	2/1/21	27,466	29,582
	Occidental Petroleum Corp.	2.700%	2/15/23	18,000	17,300
8	Schlumberger Investment SA	2.400%	8/1/22	20,765	19,980
	Shell International Finance BV	4.375%	3/25/20	16,000	17,599
	Shell International Finance BV	2.250%	1/6/23	46,000	43,414
	Suncor Energy Inc.	5.950%	12/1/34	13,000	15,569
	Texaco Capital Inc.	8.625%	4/1/32	25,000	38,800
	Total Capital International SA	1.550%	6/28/17	38,435	38,678
	Total Capital International SA	2.700%	1/25/23	30,390	29,193
	TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	32,522
	TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	20,069
	Other Industrial (0.2%)
8	Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	12,000	12,431
8	Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,684
8	Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	20,553
5	Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	24,642
	Technology (1.2%)
	Apple Inc.	2.850%	5/6/21	34,300	34,311
	Apple Inc.	3.450%	5/6/24	31,140	31,382
	Apple Inc.	3.850%	5/4/43	15,275	14,164
	Apple Inc.	4.450%	5/6/44	4,035	4,099
	Cisco Systems Inc.	4.450%	1/15/20	25,000	27,533
	Cisco Systems Inc.	2.900%	3/4/21	10,700	10,829
	EMC Corp.	1.875%	6/1/18	17,750	17,637
	EMC Corp.	2.650%	6/1/20	17,750	17,624
	EMC Corp.	3.375%	6/1/23	17,750	17,423
	Intel Corp.	3.300%	10/1/21	10,000	10,287
	International Business Machines Corp.	2.000%	1/5/16	10,000	10,183
	International Business Machines Corp.	1.250%	2/6/17	8,395	8,423
	International Business Machines Corp.	5.700%	9/14/17	41,710	46,737
	International Business Machines Corp.	3.375%	8/1/23	61,300	62,004
	International Business Machines Corp.	3.625%	2/12/24	22,800	23,273
	International Business Machines Corp.	7.000%	10/30/25	25,000	33,181
	Microsoft Corp.	3.000%	10/1/20	10,000	10,364
	Microsoft Corp.	3.625%	12/15/23	13,500	14,147
	Microsoft Corp.	4.500%	10/1/40	18,210	18,939
	Oracle Corp.	5.000%	7/8/19	35,000	39,347

11

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oracle Corp.	6.125%	7/8/39	8,000	9,909
	Transportation (0.6%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,218
8	ERAC USA Finance LLC	6.375%	10/15/17	36,290	41,292
8	ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,105
8	ERAC USA Finance LLC	4.500%	8/16/21	10,270	11,117
8	ERAC USA Finance LLC	3.300%	10/15/22	745	739
8	ERAC USA Finance LLC	5.625%	3/15/42	31,000	35,114
	FedEx Corp.	2.625%	8/1/22	14,760	14,202
	FedEx Corp.	2.700%	4/15/23	15,810	15,048
	FedEx Corp.	4.900%	1/15/34	15,540	16,765
	FedEx Corp.	3.875%	8/1/42	4,505	4,038
	FedEx Corp.	5.100%	1/15/44	26,055	27,944
	Ryder System Inc.	2.500%	3/1/18	32,000	32,603
	United Parcel Service Inc.	2.450%	10/1/22	17,095	16,438
	United Parcel Service Inc.	4.875%	11/15/40	14,810	16,476
					8,260,225
Utilities (2.4%)
	Electric (2.4%)
	Alabama Power Co.	5.550%	2/1/17	11,765	12,855
	Ameren Illinois Co.	2.700%	9/1/22	58,000	57,087
	Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	16,443
	Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	25,768
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	35,000	45,226
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	63,996
	Duke Energy Carolinas LLC	5.250%	1/15/18	20,980	23,336
	Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,828
	Duke Energy Corp.	2.150%	11/15/16	35,000	35,732
	Duke Energy Corp.	1.625%	8/15/17	34,840	34,928
	Duke Energy Progress Inc.	2.800%	5/15/22	20,140	19,997
	Duke Energy Progress Inc.	6.300%	4/1/38	1,625	2,133
	Florida Power & Light Co.	6.200%	6/1/36	22,452	29,084
	Florida Power & Light Co.	5.250%	2/1/41	23,745	27,928
	Florida Power & Light Co.	4.125%	2/1/42	20,000	20,133
	Georgia Power Co.	5.700%	6/1/17	50,000	55,494
	Georgia Power Co.	4.300%	3/15/42	25,835	25,776
	Mississippi Power Co.	4.250%	3/15/42	20,000	19,636
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	13,832
8	Niagara Mohawk Power Corp.	3.553%	10/1/14	16,500	16,500
	NSTAR LLC	4.500%	11/15/19	1,880	2,060
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,493
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	12,109
	Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	9,027
	Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	42,656
	Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	32,073
	PacifiCorp	2.950%	6/1/23	14,835	14,673
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,707
	PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,528
	PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,519
	Progress Energy Inc.	3.150%	4/1/22	20,800	20,877
	PSEG Power LLC	5.125%	4/15/20	15,000	16,553
	Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,505
	Puget Sound Energy Inc.	4.434%	11/15/41	19,880	21,101
	South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	30,339
	Southern California Edison Co.	5.500%	8/15/18	31,730	35,884
	Southern California Edison Co.	3.875%	6/1/21	24,860	26,764
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	56,530
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	17,294
					945,404
Total Corporate Bonds (Cost $14,664,631)					15,500,522

12

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
8	Abu Dhabi National Energy Co.	5.875%	10/27/16	10,000	10,890
8	CDP Financial Inc.	4.400%	11/25/19	22,000	24,199
8	Electricite de France SA	4.600%	1/27/20	31,972	35,301
8	Electricite de France SA	4.875%	1/22/44	18,000	19,006
5,8	Electricite de France SA	5.250%	1/29/49	19,510	19,778
5,8	Electricite de France SA	5.625%	12/29/49	33,850	35,119
8	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	20,000	17,330
	Korea Development Bank	2.500%	3/11/20	62,550	62,230
	Korea Finance Corp.	2.875%	8/22/18	32,285	32,955
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	17,000	17,317
	Province of New Brunswick	5.200%	2/21/17	30,000	32,920
	Province of Ontario	4.400%	4/14/20	48,000	53,155
8	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	41,455	41,466
	Statoil ASA	3.125%	8/17/17	33,000	34,641
	Statoil ASA	5.250%	4/15/19	8,895	10,020
	Statoil ASA	2.900%	11/8/20	12,495	12,705
	Statoil ASA	3.700%	3/1/24	12,930	13,405
8	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	37,372
	United Mexican States	3.500%	1/21/21	11,250	11,444
Total Sovereign Bonds (Cost $502,415)					521,253
Taxable Municipal Bonds (2.9%)
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	33,860	45,412
	California GO	5.700%	11/1/21	15,655	18,775
	California GO	7.550%	4/1/39	42,525	62,073
	California GO	7.300%	10/1/39	4,105	5,727
	California GO	7.625%	3/1/40	2,210	3,212
	California GO	7.600%	11/1/40	22,020	32,571
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,212
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	16,337
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	16,863
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	28,931
	District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	7,735
	Duke University North Carolina Revenue	5.850%	4/1/37	62,165	77,845
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	24,006	30,089
	Houston TX GO	6.290%	3/1/32	22,635	27,529
	Illinois GO	5.100%	6/1/33	42,160	40,914
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	20,526
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	13,130	16,167
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	28,590	39,334
	Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	36,257
	Louisville & Jefferson County KY Metropolitan Sewer
	District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	14,157
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	12,005	14,883
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	15,000	17,949
9	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	46,080	58,931
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	41,514
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,775
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	1,805	1,994
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	11,965	15,269
	New York Metropolitan Transportation Authority
	Revenue	6.814%	11/15/40	5,600	7,599
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,588

13

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	8,070	10,238
	New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	35,284
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	43,883
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	14,510	17,760
10	Oregon School Boards Association GO	4.759%	6/30/28	15,000	16,174
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	11,760
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,065
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	57,849
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	68,000	73,100
	Princeton University New Jersey GO	5.700%	3/1/39	13,020	16,630
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	7,892
	Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	14,353
	University of California Regents General Revenue	4.601%	5/15/31	19,390	20,820
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	14,730	18,955
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	13,855	17,869
	University of California Revenue	5.770%	5/15/43	23,675	28,751
	University of California Revenue	4.765%	5/15/44	4,740	4,924
	Utah GO	3.289%	7/1/20	21,900	23,060
11	Wisconsin GO	5.700%	5/1/26	9,000	10,522
Total Taxable Municipal Bonds (Cost $987,165)					1,147,057

					Market
					Value
				Shares	($000)
Common Stocks (37.6%)
Consumer Discretionary (1.4%)
	McDonald's Corp.			2,540,220	240,838
	WPP plc			5,926,574	118,732
	Thomson Reuters Corp.			3,260,810	118,726
	Mattel Inc.			1,841,770	56,450
					534,746
Consumer Staples (5.3%)
	Kraft Foods Group Inc.			8,065,086	454,871
	Philip Morris International Inc.			3,521,300	293,676
	Unilever NV			5,823,130	231,062
	Procter & Gamble Co.			2,417,060	202,405
	Sysco Corp.			5,162,140	195,903
	British American Tobacco plc			3,208,114	180,781
	Altria Group Inc.			3,292,610	151,262
	Diageo plc ADR			1,171,800	135,226
	PepsiCo Inc.			1,110,660	103,391
	Kimberly-Clark Corp.			959,420	103,205
					2,051,782
Energy (4.3%)
	Chevron Corp.			4,811,360	574,091
	Exxon Mobil Corp.			5,319,370	500,287
	Royal Dutch Shell plc Class B			5,513,116	217,958
	ConocoPhillips			2,808,010	214,869
	Enbridge Inc.			3,172,200	151,885
	Occidental Petroleum Corp.			146,000	14,038
					1,673,128
Financials (5.8%)
	Wells Fargo & Co.			12,154,862	630,473
	JPMorgan Chase & Co.			8,413,150	506,808
	BlackRock Inc.			860,080	282,381
	M&T Bank Corp.			1,948,000	240,169
	Marsh & McLennan Cos. Inc.			3,285,930	171,986

14

Vanguard® Wellesley Income Fund Schedule of Investments September 30, 2014

		Market
		Value
	Shares	($000)
MetLife Inc.	2,845,600	152,866
National Bank of Canada	3,213,900	146,440
ACE Ltd.	857,600	89,936
Plum Creek Timber Co. Inc.	987,031	38,504
		2,259,563
Health Care (6.5%)
Merck & Co. Inc.	10,262,190	608,343
Johnson & Johnson	5,697,430	607,289
Pfizer Inc.	12,117,497	358,314
Roche Holding AG	1,155,120	341,111
Eli Lilly & Co.	2,890,000	187,416
AstraZeneca plc ADR	2,471,160	176,540
Bristol-Myers Squibb Co.	3,105,500	158,939
Baxter International Inc.	1,628,440	116,873
		2,554,825
Industrials (4.0%)
General Electric Co.	16,111,320	412,772
Eaton Corp. plc	5,663,230	358,879
Schneider Electric SE	2,503,900	192,107
Lockheed Martin Corp.	930,350	170,049
United Parcel Service Inc. Class B	1,678,550	164,985
Waste Management Inc.	3,260,180	154,956
Caterpillar Inc.	985,700	97,614
		1,551,362
Information Technology (4.7%)
Microsoft Corp.	14,071,690	652,364
Intel Corp.	11,253,410	391,844
Analog Devices Inc.	6,725,180	332,829
Cisco Systems Inc.	9,843,320	247,756
Maxim Integrated Products Inc.	3,913,680	118,350
Texas Instruments Inc.	1,950,650	93,026
		1,836,169
Materials (1.4%)
Dow Chemical Co.	3,923,680	205,758
EI du Pont de Nemours & Co.	2,628,650	188,632
Nucor Corp.	2,740,350	148,746
		543,136
Telecommunication Services (2.0%)
Verizon Communications Inc.	10,681,356	533,961
BCE Inc.	3,927,500	167,943
AT&T Inc.	2,059,085	72,562
		774,466
Utilities (2.2%)
National Grid plc	22,169,929	318,694
Xcel Energy Inc.	6,097,960	185,378
Northeast Utilities	3,748,460	166,057
Duke Energy Corp.	2,220,000	165,989
PG&E Corp.	773,900	34,856
		870,974
Total Common Stocks (Cost $10,264,301)		14,650,151

15

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Temporary Cash Investments (0.2%)
Repurchase Agreements (0.2%)
Bank of America Securities, LLC (Dated 9/30/14,
Repurchase Value $26,700,000, collateralized by
Government National Mortgage Assn. 1.625%-
4.500%, 2/20/24-3/15/55, with a value of
$27,234,000)	0.001%	10/1/14	26,700	26,700
Barclays Capital Inc. (Dated 9/30/14, Repurchase Value
$5,000,000, collateralized by U.S. Treasury
Note/Bond 1.375%, 12/31/18, with a value of
$5,100,000)	0.010%	10/1/14	5,000	5,000
Deutsche Bank Securities, Inc. (Dated 9/30/14,
Repurchase Value $24,200,000, collateralized by U.S.
Treasury Note/Bond 2.000%-2.8750%, 4/30/16-
5/15/43, with a value of $24,684,000)	0.010%	10/1/14	24,200	24,200
HSBC Bank USA (Dated 9/30/14, Repurchase Value
$2,900,000, collateralized by Federal National
Mortgage Assn. 5.000%, 8/1/44, with a value of
$2,961,000)	0.001%	10/1/14	2,900	2,900
RBC Capital Markets LLC (Dated 9/30/14, Repurchase
Value $3,500,000, collateralized by Federal National
Mortgage Assn. 1.839%, 8/1/43, and Federal Home
Loan Mortgage Corp. 4.000%, 6/1/44, with a value of
$3,570,000)	0.001%	10/1/14	3,500	3,500
RBS Securities, Inc. (Dated 9/30/14, Repurchase Value
$5,300,000, collateralized by U.S. Treasury
Note/Bond 1.000%, 3/31/17, with a value of
$5,407,000)	0.005%	10/1/14	5,300	5,300
				67,600
Total Temporary Cash Investments (Cost $67,600)				67,600
Total Investments (96.8%) (Cost $32,261,535)				37,747,152
Other Assets and Liabilities—Net (3.2%)[12]				1,238,369
Net Assets (100%)				38,985,521

1 Securities with a value of $299,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 U.S. government guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2014.
7 Adjustable-rate security.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate value of these securities was $2,912,132,000, representing 7.5% of net assets.
9 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
10 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
11 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
12 Cash of $5,681,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

16

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17

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA270 112014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

November 14, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 19, 2014
VANGUARD WELLESLEY INCOME FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.